UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2020

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 1, 2020, the Company announced its weighted-average number of common shares outstanding for the three months ended March 31, 2020. The following table computes the Company’s weighted-average number of common shares outstanding for the period:

Three Months Ended
March 31, 2020
Weighted-average number of common shares outstanding	45,615,400
Less: Unvested restricted stock	(179,209)
Weighted-average number of common shares outstanding used in basic earnings per share	45,436,191

Weighted-average number of common shares outstanding used in basic earnings per share	45,436,191
Effect of dilutive securities: share-based compensation	69,069

Effect of dilutive securities: 2019 ATM Forward Equity Offerings	57,158
Effect of dilutive securities: 2020 ATM Forward Equity Offerings	2,636
Weighted-average number of common shares outstanding used in diluted earnings per share	45,565,054

Operating Partnership Units ("OP Units")	347,619
Weighted-average number of common shares and OP Units outstanding used in diluted earnings per share	45,912,673

During the fourth quarter of 2019, the Company entered into forward sale agreements in connection with its at-the-market equity program to sell an aggregate of 2,003,118 shares of common stock (the “2019 ATM Forward Offerings”). During the first quarter of 2020, the Company entered into forward sale agreements under this program to sell an aggregate of 3,169,754 shares of common stock (the “2020 ATM Forward Offerings”). On March 30, 2020, 1,245,118 and 155,133 shares from the 2019 and 2020 ATM Forward Offerings were settled, respectively.

To account for the potential dilution resulting from the 2019 and 2020 ATM Forward Offerings on earnings per share calculations, the Company used the treasury stock method to determine the dilution during the period of time prior to settlement. The impacts from the 2019 and 2020 ATM Forward Offerings on the Company’s weighted-average diluted shares for the three months ended March 31, 2020 were 57,158 and 2,636 weighted-average incremental shares, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: April 1, 2020	By:	/s/ Clayton R. Thelen
Clayton R. Thelen
Chief Financial Officer and Secretary